UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2024

CAMBRIDGE BANCORP

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-38184	04-2777442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1336 Massachusetts Avenue
Cambridge, MA 02138
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 876-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	CATC	NASDAQ
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 12, 2024, Eastern Bankshares, Inc. (“Eastern”) completed its previously announced acquisition of Cambridge Bancorp, a Massachusetts corporation (“Cambridge”), pursuant to the Agreement and Plan of Merger, dated as of September 19, 2023 (the “Merger Agreement”), by and among Cambridge, Cambridge Trust Company, Eastern, Eastern Bank and Citadel MS 2023, Inc. (“Merger Sub”). Under the terms of the Merger Agreement, Merger Sub merged with and into Cambridge (the “Merger”), with Cambridge as the surviving entity. Immediately following the Merger, Cambridge merged with and into Eastern (the “Holdco Merger”), with Eastern being the surviving entity. Immediately following the Holdco Merger, Cambridge Bank merged with and into Eastern Bank, with Eastern Bank being the surviving entity (the “Bank Merger” and, together with the Merger and the Holdco Merger, the “Mergers”).

Upon the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”) each share of Cambridge common stock, par value $1.00 per share (“Cambridge Common Stock”), outstanding immediately prior to the Effective Time, other than certain shares held by Eastern or Cambridge, was converted into the right to receive 4.956 shares of common stock (the “Exchange Ratio”), par value $0.01 per share, of Eastern (“Eastern Common Stock”). Cambridge shareholders will receive cash in lieu of fractional shares of Eastern Common Stock (the Exchange Ratio and any cash in lieu of fractional shares collectively, the “Merger Consideration”).

Immediately prior to the Effective Time, three types of Cambridge equity awards were outstanding: (i) restricted stock units with respect to Cambridge Common Stock (“Cambridge RSUs”); (ii) performance stock units with respect to Cambridge Common Stock (“Cambridge PRSUs”); and (iii) awards of restricted shares of Cambridge common stock (“Cambridge RSAs” and, together with the Cambridge RSUs and the Cambridge PRSUs, the “Cambridge Equity Awards”). A description of the treatment of each type of Cambridge Equity Award in the Merger is set forth in the section titled “Treatment of Cambridge Equity Awards” of the definitive proxy statement filed by Cambridge with the Securities and Exchange Commission on January 16, 2024 and is incorporated herein by reference.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On July 12, 2024, in connection with the consummation of the Merger, Cambridge notified the Nasdaq Stock Market (“Nasdaq”) that each share of Cambridge Common Stock issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive the Merger Consideration, and requested that Nasdaq file a notification of removal from listing on Form 25 with the SEC with respect to Cambridge’s common stock in order to effect the delisting of Cambridge Common Stock from Nasdaq. Such delisting will result in the termination of the registration of Cambridge Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Cambridge intends to file a certificate on Form 15 requesting the deregistration of Cambridge Common Stock under Section 12(g) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in Items 2.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, holders of Cambridge Common Stock and Cambridge RSAs immediately before the Effective Time ceased to have any rights as shareholders in Cambridge (other than their right to receive the consideration pursuant to the Merger Agreement).

At the Effective Time, holders of Cambridge RSUs and Cambridge PRSUs immediately before the Effective Time ceased to have any rights as holders of Cambridge equity awards (other than their right to receive the Eastern equity awards specified in the Merger Agreement).

Item 5.01	Changes in Control of Registrant.

The information provided in Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, as contemplated by the Merger Agreement, Merger Sub merged with and into Cambridge, with Cambridge being the surviving entity of the Merger. Under the terms and subject to the conditions of the Merger Agreement, at the Effective Time, holders of Cambridge Common Stock, other than certain shares held by Eastern or Cambridge, became entitled to receive the Merger Consideration.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, all of Cambridge’s directors and officers ceased serving in such capacities.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

After completion of the Mergers, the Articles of Organization and the Amended and Restated Bylaws of Cambridge ceased to be in effect by operation of law and the organizational documents of Eastern became the Articles of Organization and the Bylaws of the surviving entity in accordance with the Merger Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of September 19, 2023, by and among Eastern Bankshares, Inc., Eastern Bank, Citadel MS 2023, Inc., Cambridge Bancorp, and Cambridge Trust Company (incorporated by reference to Exhibit 2.1 of Cambridge’s Form 8-K filed with the SEC on September 19, 2023)*

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of July 2, 2024, by and among Eastern Bankshares, Inc., Eastern Bank, Citadel MS 2023, Inc., Cambridge Bancorp, and Cambridge Trust Company

3.1	Restated Articles of Organization of Eastern Bankshares, Inc., effective May 16, 2022 (incorporated by reference to Exhibit 3.1 of Eastern’s Form 10-Q filed with the SEC on August 5, 2022)

3.2	Bylaws of Eastern Bankshares, Inc. (incorporated by reference to Exhibit 3.2 of Eastern’s Form 10-Q filed with the SEC on September 24, 2020)

104	Cover Page Interactive Data File (embedded within Inline XBRL documents)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Cambridge agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN BANKSHARES, INC. As successor by merger to Cambridge Bancorp

Date: July 15, 2024	By:	/s/ James B. Fitzgerald
Name: James B. Fitzgerald
Title: Chief Financial Officer